Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Titan Pharmaceuticals, Inc. (the “Company”) for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2022

/s/ Kate Beebe DeVarney, Ph.D.
Name:	Kate Beebe DeVarney, Ph.D.
Title:	President and Chief Operating Officer
(Acting Principal Executive Officer and Principal
Financial Officer)